Exhibit 12(b)

SECTION 906 CERTIFICATION

We, Kevin M. Landis, President, and Omar Billawala, Treasurer, of Firsthand Funds (the "registrant"), certify that:

1.   The report on Form N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:       /s/ Kevin M. Landis
           Kevin M. Landis
           President

Date:    February 25, 2005

By:       /s/ Omar Billawala
           Omar Billawala
           Treasurer

Date:    February 25, 2005